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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K


                          ----------------------------



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 2, 2000


                               LABRANCHE & CO INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-15251                13-4064735
----------------------------           -----------              -------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



One Exchange Plaza, New York, New York, 10006                       10006
---------------------------------------------                     ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (212) 425-1144
                                                    --------------


                                 Not Applicable
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On March 2, 2000, pursuant to the terms of a Stock Purchase Agreement, dated December 23, 1999 and amended as of February 1, 2000 (the "Henderson Agreement"), by and between LaBranche & Co Inc. (the "Registrant"), Henderson Brothers Holdings, Inc. ("Henderson") and the stockholders of Henderson (the "Henderson Stockholders"), the Registrant completed its acquisition of all the outstanding capital stock of Henderson for approximately $230.0 million in cash, subject to adjustment after the closing. The amount of the purchase price was determined based upon arm's-length negotiations between the Registrant and the Henderson Stockholders. An aggregate of $25.5 million of the purchase price was placed in escrow to secure certain obligations of the Henderson Stockholders. The Registrant funded the purchase price with proceeds from a private offering and issuance of approximately $250 million aggregate principal amount of its 12% Senior Subordinated Notes. Henderson owns all the issued and outstanding stock of Henderson Brothers, Inc., a registered broker-dealer and, until the Registrant's acquisition of Henderson, a New York Stock Exchange specialist firm.

      In connection with the completion of the foregoing acquisition, the Registrant issued the press release filed herewith as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Any financial statements required by this item are not
            included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

            (b)   PRO FORMA FINANCIAL INFORMATION.

                  Any financial statements required by this item are not
            included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K must be filed.

            (c)    EXHIBITS

                  10.1 Stock Purchase Agreement, dated as of December 23, 1999, among the Registrant, Henderson Brothers Holdings, Inc. and the stockholders listed on Schedule A thereto.

                  10.2 Amendment to Stock Purchase Agreement, dated as of February 1, 2000, by and among the Registrant, Henderson Brothers Holdings, Inc., and the authorized representatives of the persons listed on Schedule A thereto.

                  99.1  Press release, dated March 3, 2000.


                               All other Items of this report are inapplicable.

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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LABRANCHE & CO INC.



Date: March 16, 2000                    By: /s/ Harvey Traison
                                            -----------------------------------
                                             Name:    Harvey Traison
                                             Title:   Senior Vice President and
                                                      Chief Financial Officer



                                       3-



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                                  EXHIBIT INDEX


                  10.1 Stock Purchase Agreement, dated as of December 23, 1999, among the Registrant, Henderson Brothers Holdings, Inc. and the stockholders listed on Schedule A thereto.

                  10.2 Amendment to Stock Purchase Agreement, dated as of February 1, 2000, by and among the Registrant, Henderson Brothers Holdings, Inc., and the authorized representatives of the persons listed on Schedule A thereto.

                  99.1  Press release, dated March 3, 2000.